UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K


CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported) January 16, 2002


AMC ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)


DELAWARE	                   1-8747 	     43-1304369
State or other jurisdiction  (Commission     (IRS Employer
of incorporation)	           File Number) Identification No.)




106 W. 14TH  STREET
P.O. Box 219615
Kansas City,  Missouri		64121-9615
(Address of principal executive offices)	(Zip Code)


Registrant's telephone number,
including area code      (816) 221-4000









Item 7. Financial Statement and Exhibits.

Exhibits:

99.1 January 16, 2002 Press Release

Item 9. Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated into this Item 9. by reference, is a press release which was issued on January 16, 2002 by AMC Entertainment Inc. announcing its fiscal third quarter earnings conference call and webcast.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


		AMC ENTERTAINMENT INC.



Date:	January 16, 2002
By: 	/s/ Craig R. Ramsey
Craig R. Ramsey
Senior Vice President, Finance,
Chief Financial Officer and
Chief Accounting Officer